Exhibit 99.1

Union Pacific Reports All-Time Quarterly Records

Diluted Earnings per Share up 21 Percent

FOR IMMEDIATE RELEASE

All-Time Quarterly Records

•	Diluted earnings per share of $1.43 improved 21 percent.

•	Operating revenues totaled $6.0 billion, up 10 percent.

•	Operating income totaled $2.2 billion, up 17 percent.

•	Operating ratio of 63.5 percent improved 2.2 points.

Omaha, Neb., July 24, 2014 – Union Pacific Corporation (NYSE: UNP) today reported 2014 second quarter net income of $1.3 billion, or $1.43 per diluted share, compared to $1.1 billion, or $1.18 per diluted share, in the second quarter 2013.

“Union Pacific achieved record quarterly financial results, leveraging the strengths of our diverse franchise to handle strong demand in the face of challenging operating conditions,” said Jack Koraleski, Union Pacific chief executive officer. “We were pleased to see strong volume growth which, combined with solid core pricing, drove more than a two-point improvement in our Operating Ratio to a record 63.5 percent for the quarter.”

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Second Quarter Summary

Operating revenue increased 10 percent in the second quarter 2014 to $6.0 billion, versus $5.5 billion in the second quarter 2013. Second quarter business volumes, as measured by total revenue carloads, increased 8 percent compared to 2013. Volume increased in agricultural products, intermodal, industrial products, automotive and coal. Chemicals volumes declined slightly versus 2013 as a reduction in crude oil shipments more than offset growth in base chemicals. In addition:

•	Quarterly freight revenue increased 10 percent compared to the second quarter 2013, driven by volume growth and core pricing gains.

•

Union Pacific’s operating ratio of 63.5 percent was an all-time quarterly record, 2.2 points better than the second quarter 2013 and 1.3 points better than the previous all-time quarterly record set in the third quarter 2013.

•	The average quarterly diesel fuel price of $3.10 per gallon in the second quarter 2014 was flat compared to the second quarter 2013.

•	Quarterly train speed, as reported to the Association of American Railroads, was 23.9 mph, down 7 percent versus the second quarter 2013.

•	The Company repurchased 8.3 million shares in the second quarter 2014 at an average share price of $96.84 and an aggregate cost of $806 million.

Summary of Second Quarter Freight Revenues

•	Agricultural Products up 19 percent

•	Intermodal up 16 percent

•	Industrial Products up 16 percent

•	Chemicals up 3 percent

•	Automotive up 2 percent

•	Coal up 1 percent

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2014 Outlook

“We are optimistic about the second half of the year,” Koraleski said. “As always, we are closely monitoring the economic landscape, along with the major drivers across all of our business segments, including the potential impact of weather on grain and coal. As the economy gradually continues to improve, the power of our diverse franchise provides business growth opportunities in all of our commodity groups. The men and women of Union Pacific are committed to safely improving our network performance, allowing us to provide customers with the excellent service they deserve, while rewarding our shareholders with increasing returns.”

About Union Pacific

Union Pacific Railroad is the principal operating company of Union Pacific Corporation (NYSE: UNP). One of America’s most recognized companies, Union Pacific Railroad connects 23 states in the western two-thirds of the country by rail, providing a critical link in the global supply chain. From 2004-2013, Union Pacific invested approximately $30 billion in its network and operations to support America’s transportation infrastructure. The railroad’s diversified business mix includes Agricultural Products, Automotive, Chemicals, Coal, Industrial Products and Intermodal. Union Pacific serves many of the fastest-growing U.S. population centers, operates from all major West Coast and Gulf Coast ports to eastern gateways, connects with Canada’s rail systems and is the only railroad serving all six major Mexico gateways. Union Pacific provides value to its roughly 10,000 customers by delivering products in a safe, reliable, fuel-efficient and environmentally responsible manner.

Investor contact is Mike Staffenbeal, (402) 544-4227.

Media contact is Stephanie Serkhoshian, (402) 544-0100.

Supplemental financial information is attached.

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This presentation and related materials contain statements about the Corporation’s future that are not statements of historical fact, including specifically the statements regarding the Corporation’s expectations with respect to economic conditions, the potential impact of weather on certain segments of our business, and its ability to improve network performance, provide quality customer service, and provide returns to its shareholders. These statements are, or will be, forward-looking statements as defined by the Securities Act of 1933 and the Securities Exchange Act of 1934. Forward-looking statements also generally include, without limitation, information or statements regarding: projections, predictions, expectations, estimates or forecasts as to the Corporation’s and its subsidiaries’ business, financial, and operational results, and future economic performance; and management’s beliefs, expectations, goals, and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved. Forward-looking information, including expectations regarding operational and financial improvements and the Corporation’s future performance or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statement. Important factors, including risk factors, could affect the Corporation’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements. Information regarding risk factors and other cautionary information are available in the Corporation’s Annual Report on Form 10-K for 2013, which was filed with the SEC on February 7, 2014. The Corporation updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward-looking statements speak only as of, and are based only upon information available on, the date the statements were made. The Corporation assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. If the Corporation does update one or more forward-looking statements, no inference should be drawn that the Corporation will make additional updates with respect thereto or with respect to other forward-looking statements. References to our website are provided for convenience and, therefore, information on or available through the website is not, and should not be deemed to be, incorporated by reference herein.

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UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

Millions, Except Per Share Amounts and Percentages,	2nd Quarter				Year-to-Date
For the Periods Ended June 30,	2014	2013	%		2014	2013	%
Operating Revenues
Freight revenues	$5,661	$5,153	10%		$10,947	$10,137	8%
Other revenues	354	317	12		706	623	13
Total operating revenues	6,015	5,470	10		11,653	10,760	8

Operating Expenses
Compensation and benefits	1,246	1,185	5		2,500	2,401	4
Fuel	923	863	7		1,844	1,763	5
Purchased services and materials	636	585	9		1,243	1,142	9
Depreciation	470	438	7		934	872	7
Equipment and other rents	316	302	5		628	615	2
Other	228	219	4		454	456	-
Total operating expenses	3,819	3,592	6		7,603	7,249	5

Operating Income	2,196	1,878	17		4,050	3,511	15
Other income	22	23	(4)		60	63	(5)
Interest expense	(138)	(133)	4		(271)	(261)	4
Income before income taxes	2,080	1,768	18		3,839	3,313	16
Income taxes	(789)	(662)	19		(1,460)	(1,250)	17
Net Income	$1,291	$1,106	17%		$2,379	$2,063	15%

Share and Per Share*
Earnings per share - basic	$1.43	$1.19	20%		$2.63	$2.21	19%
Earnings per share - diluted	$1.43	$1.18	21		$2.62	$2.20	19
Weighted average number of shares - basic	901.5	930.6	(3)		904.8	933.1	(3)
Weighted average number of shares - diluted	905.0	935.3	(3)		908.7	938.1	(3)
Dividends declared per share	$0.455	$0.345	32		$0.91	$0.69	32

Operating Ratio	63.5%	65.7%	(2.2)	pts	65.2%	67.4%	(2.2)	pts
Effective Tax Rate	37.9%	37.4%	0.5	pts	38.0%	37.7%	0.3	pts

*

On June 6, 2014, we completed a two-fo-one stock split, effected in the form of a 100% stock dividend. All references to common shares and per share amounts have been retroactively adjusted to reflect the stock split for all periods presented.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	2nd Quarter			Year-to-Date
For the Periods Ended June 30,	2014	2013	%	2014	2013	%
Freight Revenues (Millions)
Agricultural	$934	$784	19%	$1,844	$1,568	18%
Automotive	545	534	2	1,033	1,021	1
Chemicals	913	890	3	1,806	1,763	2
Coal	989	975	1	1,950	1,911	2
Industrial Products	1,130	977	16	2,141	1,893	13
Intermodal	1,150	993	16	2,173	1,981	10
Total	$5,661	$5,153	10%	$10,947	$10,137	8%

Revenue Carloads (Thousands)
Agricultural	243	209	16%	482	421	14%
Automotive	208	197	6	396	381	4
Chemicals	283	287	(1)	553	558	(1)
Coal	417	414	1	847	816	4
Industrial Products	356	317	12	670	606	11
Intermodal*	924	822	12	1,757	1,632	8
Total	2,431	2,246	8%	4,705	4,414	7%

Average Revenue per Car
Agricultural	$3,833	$3,750	2%	$3,824	$3,721	3%
Automotive	2,619	2,715	(4)	2,606	2,683	(3)
Chemicals	3,230	3,098	4	3,267	3,160	3
Coal	2,369	2,353	1	2,301	2,341	(2)
Industrial Products	3,175	3,079	3	3,195	3,124	2
Intermodal*	1,246	1,210	3	1,237	1,214	2
Average	$2,329	$2,295	1%	$2,327	$2,297	1%

*	Each intermodal container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Financial Position (unaudited)

Millions, Except Percentages	June 30, 2014	Dec. 31, 2013
Assets
Cash and cash equivalents	$1,537	$1,432
Other current assets	2,966	2,558
Investments	1,369	1,321
Net properties	44,901	43,749
Other assets	789	671
Total assets	$51,562	$49,731

Liabilities and Common Shareholders’ Equity
Debt due within one year	$458	$705
Other current liabilities	3,319	3,086
Debt due after one year	10,385	8,872
Deferred income taxes	14,301	14,163
Other long-term liabilities	1,659	1,680
Total liabilities	30,122	28,506

Total common shareholders’ equity	21,440	21,225

Total liabilities and common shareholders’ equity	$51,562	$49,731

Debt to Capital	33.6%	31.1%
Adjusted Debt to Capital*	39.4%	37.6%

*	Adjusted Debt to Capital is a non-GAAP measure; however, management believes that it is an important measure in evaluating our financial performance. See page 8 for a reconciliation to GAAP.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Cash Flows (unaudited)

Millions,	Year-to-Date
For the Periods Ended June 30,	2014	2013
Operating Activities
Net income	$2,379	$2,063
Depreciation	934	872
Deferred income taxes	155	365
Other - net	(247)	(82)
Cash provided by operating activities	3,221	3,218

Investing Activities
Capital investments	(2,068)	(1,730)
Other - net	(110)	(9)
Cash used in investing activities	(2,178)	(1,739)

Financing Activities
Debt issued	1,895	944
Common shares repurchased	(1,450)	(833)
Dividends paid	(776)	(646)
Debt repaid	(640)	(139)
Other - net	33	(23)
Cash used in financing activities	(938)	(697)

Net Change in Cash and Cash Equivalents	105	782
Cash and cash equivalents at beginning of year	1,432	1,063
Cash and Cash Equivalents End of Period	$1,537	$1,845

Free Cash Flow*
Cash provided by operating activities	$3,221	$3,218
Cash used in investing activities	(2,178)	(1,739)
Dividends paid	(776)	(646)
Free cash flow	$267	$833

*

Free cash flow is a non-GAAP measure; however, management believes that it is an important measure in evaluating our financial performance and measures our ability to generate cash without additional external financing.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Operating and Performance Statistics (unaudited)

	2nd Quarter			Year-to-Date
For the Periods Ended June 30,	2014	2013	%	2014	2013	%
Operating/Performance Statistics
Gross ton-miles (GTMs) (millions)	252,500	235,396	7%	492,669	463,084	6%
Employees (average)	47,052	46,787	1	46,608	46,612	-
GTMs (millions) per employee	5.37	5.03	7	10.57	9.93	6

Locomotive Fuel Statistics
Average fuel price per gallon consumed	$3.10	$3.10	-%	$3.11	$3.16	(2)%
Fuel consumed in gallons (millions)	290	271	7	577	543	6
Fuel consumption rate*	1.145	1.151	(1)	1.170	1.173	-

AAR Reported Performance Measures
Average train speed (miles per hour)	23.9	25.7	(7)%	24.2	26.1	(7)%
Average terminal dwell time (hours)	29.8	26.6	12	30.3	27.0	12

Revenue Ton-Miles (Millions)
Agricultural	23,088	18,796	23%	46,811	38,255	22%
Automotive	4,340	4,088	6	8,298	7,936	5
Chemicals	18,850	19,069	(1)	37,664	37,670	-
Coal	45,573	45,992	(1)	90,256	89,712	1
Industrial Products	22,592	19,813	14	43,017	38,572	12
Intermodal	21,320	19,656	8	41,260	39,232	5
Total	135,763	127,414	7%	267,306	251,377	6%

*	Fuel consumption is computed as follows: gallons of fuel consumed divided by gross ton-miles in thousands.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Condensed Consolidated Statements of Income (unaudited)

	2014
Millions, Except Per Share Amounts and Percentages	1st Qtr	2nd Qtr	Year-to-Date
Operating Revenues
Freight revenues	$5,286	$5,661	$10,947
Other revenues	352	354	706
Total operating revenues	5,638	6,015	11,653

Operating Expenses
Compensation and benefits	1,254	1,246	2,500
Fuel	921	923	1,844
Purchased services and materials	607	636	1,243
Depreciation	464	470	934
Equipment and other rents	312	316	628
Other	226	228	454
Total operating expenses	3,784	3,819	7,603

Operating Income	1,854	2,196	4,050
Other income	38	22	60
Interest expense	(133)	(138)	(271)
Income before income taxes	1,759	2,080	3,839
Income tax expense	(671)	(789)	(1,460)
Net Income	$1,088	$1,291	$2,379

Share and Per Share*
Earnings per share - basic	$1.20	$1.43	$2.63
Earnings per share - diluted	$1.19	$1.43	$2.62
Weighted average number of shares - basic	908.1	901.5	904.8
Weighted average number of shares - diluted	912.5	905.0	908.7
Dividends declared per share	$0.455	$0.455	$0.91

Operating Ratio	67.1%	63.5%	65.2%
Effective Tax Rate	38.1%	37.9%	38.0%

*

On June 6, 2014, we completed a two-fo-one stock split, effected in the form of a 100% stock dividend. All references to common shares and per share amounts have been retroactively adjusted to reflect the stock split for all periods presented.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Freight Revenues Statistics (unaudited)

	2014
	1st Qtr	2nd Qtr	Year-to-Date
Freight Revenues (Millions)
Agricultural	$910	$934	$1,844
Automotive	488	545	1,033
Chemicals	893	913	1,806
Coal	961	989	1,950
Industrial Products	1,011	1,130	2,141
Intermodal	1,023	1,150	2,173
Total	$5,286	$5,661	$10,947

Revenue Carloads (Thousands)
Agricultural	239	243	482
Automotive	188	208	396
Chemicals	270	283	553
Coal	430	417	847
Industrial Products	314	356	670
Intermodal*	833	924	1,757
Total	2,274	2,431	4,705

Average Revenue per Car
Agricultural	$3,815	$3,833	$3,824
Automotive	2,591	2,619	2,606
Chemicals	3,307	3,230	3,267
Coal	2,236	2,369	2,301
Industrial Products	3,218	3,175	3,195
Intermodal*	1,227	1,246	1,237
Average	$2,324	$2,329	$2,327

*	Each intermodal container or trailer equals one carload.

UNION PACIFIC CORPORATION AND SUBSIDIARY COMPANIES

Non-GAAP Measures Reconciliation to GAAP

Debt to Capital*
Millions, Except Percentages	June 30, 2014	Dec. 31, 2013
Debt (a)	$10,843	$9,577
Equity	21,440	21,225
Capital (b)	$32,283	$30,802

Debt to capital (a/b)	33.6%	31.1%

*

Total debt divided by total debt plus equity. Management believes this is an important measure in evaluating our balance sheet strength and is important in managing our credit ratios and financing relationships.

Adjusted Debt to Capital, Reconciliation to GAAP*
Millions, Except Percentages	June 30, 2014	Dec. 31, 2013
Debt	$10,843	$9,577
Net present value of operating leases	2,943	3,057
Unfunded pension and OPEB	150	170
Adjusted debt (a)	13,936	12,804
Equity	21,440	21,225
Adjusted capital (b)	$35,376	$34,029

Adjusted debt to capital (a/b)	39.4%	37.6%

*

Total debt plus net present value of operating leases plus after-tax unfunded pension and OPEB obligation divided by total debt plus net present value of operating leases plus after-tax unfunded pension and OPEB obligation plus equity. Operating leases were discounted using 5.5% at June 30, 2014, and 5.7% at December 31, 2013. The discount rate reflects our effective interest rate. Management believes this is an important measure in evaluating the total amount of leverage in our capital structure including off-balance sheet obligations.